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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                         ------------------------------

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 OCTOBER 3, 2007


                            GREYSTONE LOGISTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          OKLAHOMA                      000-26331                75-2954680
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

`
                       1613 E. 15TH, TULSA, OKLAHOMA 74120
               (Address of principal executive offices) (Zip Code)

                                 (918) 583-7441
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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     On October 3, 2007, Murrell, Hall, McIntosh & Co., PLLP ("MHM") was
dismissed as the independent registered public accounting firm of the Company as further described in that certain Form 8-K dated October 3, 2007 filed on October 9, 2007, as amended pursuant to that certain Form 8-K/A filed on October 12, 2007 (the "Form 8-K"). The Company asked MHM to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements contained in Item 4.01 of the Form 8-K. A copy of such letter is attached as Exhibit 16 to this Form 8-K/A.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) The following exhibit is filed herewith:

Exhibit No.    Description
-----------    -----------

    16 Letter from Murrell, Hall, McIntosh & Co., PLLP to the Securities and Exchange Commission dated October 12, 2007


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GREYSTONE LOGISTICS, INC.


Date: October 12, 2007               By: /s/ Warren F. Kruger
                                         ---------------------------
                                         Warren F. Kruger
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    16 Letter from Murrell, Hall, McIntosh & Co., PLLP to the Securities and Exchange Commission dated October 12, 2007